UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 15, 2010
COOPER TIRE & RUBBER COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	001-04329 (Commission File Number)	34-4297750 (IRS employer Identification No.)
701 Lima Avenue, Findlay, Ohio 45840
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: 419-423-1321
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     On March 19, 2010, Cooper Tire & Rubber Company (the “Company”) issued a press release announcing that it received final approval from the government of the People’s Republic of China to increase its ownership percentage in Cooper Chengshan Tire Company (“CCT”) from 51 percent to 65 percent. The increase in percentage ownership of CCT became effective under Chinese law on March 15, 2010.
     A copy of the press release is attached as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description

99	Press release dated March 19, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COOPER TIRE & RUBBER COMPANY
	By:	/s/ Jack Jay McCracken
Jack Jay McCracken
Date: March 19, 2010		Assistant Secretary

Exhibit Index

Exhibit No.	Description

99	Press release dated March 19, 2010